Exhibit 10.3


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of August 2, 2000, by and among THCG, Inc., a Delaware corporation (the "Company"), with principal executive office located at 650 Madison Avenue, 21st Floor, New York, NY 10022, and Castle Creek Technology Partners LLC, an Illinois limited liability company (the "Initial Purchaser").

                                    RECITALS

         A. In connection with the Securities Purchase Agreement dated of even date herewith by and between the Company and the Initial Purchaser (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Purchaser (i) an amount of the Company's Series A Preferred Stock (the "Preferred Stock") which is convertible into shares of the Company's Common Stock, $.01 par value (the "Common Stock") and (ii) a warrant (the "Warrant") entitling the holder thereof to purchase the number of shares (the "Warrant Shares") of Common Stock as set forth therein. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Stock are referred to herein as the "Conversion Shares." The Preferred Stock, the Warrant, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities."

         B. To induce the Initial Purchaser to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

                                   AGREEMENTS

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Purchaser hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

                           (a) "Purchasers"  means the Initial Purchaser and any
permitted transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Article IX hereof.

                           (b)  "register,"   "registered,"  and  "registration"
refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                           (c)  "Registrable  Securities"  means the  Conversion
Shares (including any Conversion Shares issuable with respect to payments under the terms of the Preferred Stock) issued or issuable with respect to the Preferred Stock, the Warrant Shares issued or issuable with respect to the Warrant (without regard to any limitations on conversion or exercise) and any shares of capital stock or other securities issued or issuable, from time to time (with any adjustments), on or in exchange for or otherwise with respect to the Conversion Shares or the Warrant Shares or any other Registrable Securities.

                           (d)  "Registration  Statement"  means a  registration
statement of the Company under the Securities Act pursuant to the provisions of this Agreement.

         1.2 Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                                   ARTICLE II
                                  REGISTRATION

         2.1 Mandatory Registration. The Company shall prepare and file as soon as practicable (but in any event on or prior to twenty (20) business days after the date of the Closing) with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities issuable upon full conversion of the Preferred Stock and full exercise of the Warrants purchased and sold at the Closing, without regard to any limitation on any conversion or exercise, but limited to the Cap Amount (as defined in the Certificate of Designation) with respect to the Preferred Stock. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of (which approval shall not be unreasonably withheld or denied)) the Initial Purchaser and its counsel. If the Initial Purchaser and its counsel do not approve such documents within five (5) business days, the Registration Deadline (as set forth in Section 2.3) shall be extended for the number of days by which the time to grant such approval exceeds five (5) business days prior to its filing or other submission. The Company shall also prepare and file such amendments to registration statements and such additional registration statements as may from time to time be required by this Agreement.

         2.2      Intentionally omitted.

         2.3      Payments by the Company.

         (a) The Company shall use its best efforts to cause the Registration Statement required to be filed pursuant to Section 2.1 hereof to become effective as soon as practicable, but in no event later than the ninetieth
(90th) day (120 days if reviewed in writing by the SEC) following the Closing Date. If such Registration Statement is not effective by the 90th day following the Closing Date, the Company shall thereafter continue to use its best efforts to cause such Registration Statement to become effective. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2.1 hereof is not declared effective by the SEC on or before the applicable Registration Deadline (as defined herein) (a "Registration Failure"), or if after such Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities covered thereby cannot be made pursuant to such Registration Statement (by reason of a stop order, the Company's failure to update the registration statement, the failure of any post-effective amendment to the registration statement to be promptly declared effective or any other reason outside the control of the Purchasers) (a "Registration Suspension"), then the Company will make payments to the Purchasers in such amounts and at such times as shall be determined pursuant to this Section 2.3, as partial relief for the damages to the Purchasers by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity); provided, however, that if the Company establishes that it has used its best efforts, as required hereunder, acted in good faith and has not acted or failed to act in a negligent or reckless manner, then this remedy shall be exclusive of other remedies available at law or in equity, other than the remedies set forth in Section VII. D of the Certificate of Designation. For purposes hereof, the "Registration Deadline" shall mean the ninetieth (90th) day following the Closing Date or, if the SEC reviews such Registration Statement, the one hundred twentieth (120th) day following the Closing Date.

         (b) In the event of a Registration Failure, the Company shall pay to the Purchasers an amount equal to (A) the Multiplier (as defined herein) times
(B) the Funded Amount (as defined below) times (C) the number of months (prorated per day for partial months) following the applicable Registration Deadline prior to the date the applicable Registration Statement filed pursuant to Section 2.1 or Section 3.2 is declared effective by the SEC. In addition, in the event of a Registration Suspension, the Company shall pay to the Purchasers an amount equal to (D) the Multiplier times (E) the Funded Amount times (F) the number of months (prorated per day for partial months) from (x) the date on which sales of all the Registrable Securities first cannot be made to (y) the date on which sales of all such Registrable Securities can again be made;
Amounts to be paid pursuant to this Section 2.3 shall be paid pro rata to Purchasers based upon the number of Conversion Shares and Warrant Shares owned by them (including, for these purposes, Conversion Shares issuable upon full conversion of the Preferred Stock and Warrant Shares issuable upon full exercise of the Warrant by each Purchaser, in each case without regard to any limitations upon exercise and conversion contained therein) and shall be paid in cash. Such payments shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, payments shall be made for each such thirty (30) day period within five (5) days after the end of such thirty (30) day period.

         (c) For any given date, the "Multiplier" shall mean, (i) during the first thirty days following the Registration Deadline during which there is a Registration Failure or a Registration Suspension, 0.015, and (ii) after the thirtieth day of a Registration Failure or Registration Suspension, 0.02. With respect to any given Registration Statement, the "Funded Amount" means the aggregate purchase price of the Preferred Stock and the Warrant relating to the Common Stock registered (or to be registered) on such Registration Statement. Notwithstanding the foregoing, a Registration Suspension effected by the Company pursuant to a Permitted Blackout shall not give rise to an obligation to make such payments. For purposes hereof, "Permitted Blackout" shall mean the period of any Registration Suspension which is caused by (a) a good faith determination by the Company's Board of Directors that it would (because of the existence of, or in reasonable anticipation of, any acquisition or corporate reorganization or other transaction, financing activity, stock repurchase or other development involving the Company or any subsidiary, or the unavailability for reasons substantially beyond the Company's control of any required financial statements, or any other event or condition of similar significance to the Company or any subsidiary) be materially disadvantageous for the Company to proceed with such Registration Statement; provided, however, that (i) no more than two (2) such Permitted Blackouts may be imposed pursuant to this clause (a) during any period of twelve (12) consecutive months; and (ii) the aggregate duration of all such Permitted Blackouts pursuant to this clause (a) during any period of twelve (12) consecutive months shall be no more than thirty (30) business days, or (b) a determination by a nationally recognized underwriting firm which is the managing underwriter(s) of an underwritten public offering for the account of the Company and other stockholders that, in such underwriter(s)' judgment, marketing or other factors dictate such Registration Suspension is necessary to facilitate public distribution; provided, however, that (i) no Registration Suspension shall be a Permitted Blackout under this clause (b) unless on the date such Registration Suspension commences, each of the conditions set forth in clauses
(a) through (g) of Section IV. H (ii) of the Certificate of Designation with respect to the Preferred Stock is satisfied; (ii) the duration of such Permitted Blackouts pursuant to this clause (b) shall be no more than thirty (30) business days in any 12 month period; and (iii) if the Company exercises any of its rights pursuant to any of Section IV. H(ii) of such Certificate of Designation or Section 8(g) of the Warrant, then no Registration Suspension during the thirty (30) business day period beginning on the Effective Time of the Forced Conversion (as defined in the Certificate of Designation) or the Redemption Effective Time (as defined in the Warrant), as the case may be, shall be a Permitted Blackout pursuant to this clause (b).

         2.4 Piggy-Back Registrations . If at any time prior to the expiration of the Registration Period (as hereinafter defined) (except any time during which the Registration Statement filed pursuant to Section 2.1 is effective and there is no Registration Suspension in effect with respect thereto), the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others (other than any GSCP Entity (as defined below)) under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to each Purchaser who has a right to have Registrable Securities covered by a Registration Statement pursuant to this Agreement written notice of such determination and, if within fifteen (15) days after the date of such notice, such Purchaser shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Purchaser requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Purchaser has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Purchasers seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Purchasers; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement (other than securities offered by Greenwich Street Capital Partners II L. P., GSCP Offshore Fund, L.P., Greenwich Fund, L. P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P. and their transferees (each, a "GSCP Entity") exercising rights pursuant to section 4 of that certain Registration Rights Agreement dated November 1, 1999, as amended from time to time, which shall have priority over all Registrable Securities hereunder). No right to registration of Registrable Securities under this Section 2.4 shall be construed to limit any registration required under
Section 2.1 or 3.2 hereof. If an offering in connection with which a Purchaser is entitled to registration under this Section 2.4 is an underwritten offering, then each Purchaser whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. So long as a Registration Statement is effective and immediately available for use so that all of the Registrable Securities may be sold in reliance thereon, the provisions of this Section shall not apply.

         2.5 Eligibility for Form S-3. The Company represents and warrants that it is currently eligible to register the resale of the Conversion Shares,
Warrant Shares and all Registrable Securities by the Purchasers on a Registration Statement on Form S-3 under the Securities Act for the account of Purchasers (and not for or on behalf of Company). The Company shall file all reports required to be filed by the Company with the SEC in a timely manner and take all other actions which may be required so as to maintain such eligibility for the use of Form S-3.

                                   ARTICLE III
                           OBLIGATIONS OF THE COMPANY

In connection with the registration of the Registrable  Securities,  the Company
shall  have  the  following   obligations,   including   with  respect  to  each
Registration Statement required to be filed hereunder:

         3.1 Subject to the provisions of Section 2.1 hereof, the Company shall prepare promptly and file with the SEC the Registration Statement required by
Section 2.1, and cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing, and keep the Registration Statement effective pursuant to Rule 415 and immediately available for use at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold (and no further Registrable Securities may be issued in the future) and (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Company addressed to the Initial Purchaser, and upon which the Initial Purchaser shall be entitled to rely) may be immediately sold to the public without registration and without restriction as to the number of Registrable Securities to be sold, whether pursuant to Rule 144 or otherwise (the "Registration Period"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

         3.2 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and immediately available for use at all times during the Registration Period.

         3.3 The Company shall furnish to each Purchaser whose Registrable Securities are included in the Registration Statement and its legal counsel (a) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2.1 hereof, each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), and (b) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned (or to be owned) by such Purchaser.

         3.4 The Company shall (a) register and qualify the Registrable Securities covered by the Registration Statement under securities laws of such jurisdictions in the United States as the

Purchaser who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof and availability for use during the Registration Period,
(c) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
(d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, or (iv) make any change in its charter or by-laws, which in any case the board of directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

         3.5 In the event of an offering pursuant to a Registration Statement or any amendment or supplement thereto under Section 2.1 or Section 3.2 hereof which is proposed to be an underwritten public offering, the Company shall select the managing underwriter(s) for the offering, which shall be reasonably acceptable to the Purchasers, and the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

         3.6 As soon as practicable after becoming aware of such event, the Company shall notify (by telephone and also by facsimile and reputable overnight courier) each Purchaser who holds Registrable Securities being sold pursuant to the Registration Statement of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statement is made, not misleading. Subject to the provisions of Section 2.3 hereof, the Company shall use its best efforts as soon as possible (but in any event within thirty (30) days) to prepare a supplement or amendment to the Registration Statement (and make all required filings with the SEC) to correct such untrue statement or omission, and the Company shall simultaneously (and thereafter as requested) deliver such number of copies of such supplement or amendment (or other applicable document) to each Purchaser as such Purchaser may request in writing.

         3.7 The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time and the Company shall immediately notify by facsimile each Purchaser (at the facsimile number for such Purchaser set forth on the signature page hereto) who holds Registrable Securities being sold pursuant to the Registration Statement (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

         3.8 The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

         3.9      Intentionally omitted.

         3.10 The Company shall make available for inspection by (i) any Purchaser, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) attorneys and accountants retained by any Purchaser, and (iv) attorneys retained by such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Purchaser) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified in writing, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement to permit Purchaser to sell under such Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is otherwise required by applicable law or legal process or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Purchaser). The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and reasonable substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3.11. Each Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit a Purchaser's ability to sell Registrable Securities in a manner which is consistent with applicable laws and regulations.

         3.11 The Company shall hold in confidence and not make any disclosure of information concerning a Purchaser provided to the Company unless (a) disclosure of such information is necessary to comply with federal or state securities laws, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the Company), or (e) such Purchaser consents to the form and content of any such disclosure.

The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Purchaser prior to making such disclosure, and allow the Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         3.12 From and after Closing, the Company shall cause the listing and the continuation of listing of all the Registrable Securities on the Nasdaq National Market System or the New York Stock Exchange, and cause the Registrable Securities to be quoted or listed on each additional national securities exchange or quotation system upon which the Common Stock is then listed or quoted.

         3.13 The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

         3.14 The Company shall cooperate with the Purchasers who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Purchasers may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Purchasers may request, and, within one (1) business day after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchasers whose Registrable Securities are included in such Registration Statement), an opinion of such counsel in the form attached hereto as Exhibit 1.

         3.15 At the request of any Purchaser, the Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

         3.16     Intentionally omitted.

         3.17 The Company shall take all such other actions as any Purchaser or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

         3.18 From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company (other than Purchasers with respect to Registrable Securities) to include any of their securities in any Registration Statement or any amendment or supplement thereto under Section 2.1 or 3.2 hereof without the consent of the Initial Purchaser, subject to the existing registration rights granted by the Company, which are listed on the Schedules to the Securities Purchase Agreement.

         3.19 The Registration Statement shall state that it covers such indeterminate number of additional shares as may be issuable upon conversion of the Preferred Stock or exercise of the Warrant to prevent dilution resulting from stock splits, stock dividends and other similar transactions.

                                   ARTICLE IV
                          OBLIGATIONS OF THE PURCHASERS

In connection with the registration of the Registrable Securities, each Purchaser shall have the following obligations:

         4.1 Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Purchaser of the information the Company requires from each such Purchaser.

         4.2 Each Purchaser, by such Purchaser's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from the Registration Statement.

         4.3 Each Purchaser whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and each such Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale and shall sell such Registrable Securities in accordance with the plan of distribution described in such Registration Statement.

         4.4      Intentionally omitted.

         4.5 Each Purchaser agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6 hereof or the commencement of a Registration Suspension under Section 2.3 hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 or advice that a supplement or amendment is not required, or receipt of notice of the termination of such Registration Suspension, as the case may be, and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser's possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Purchaser's obligations under this paragraph shall in no way limit the Company's obligations under this Agreement or Purchaser's rights or remedies against the Company with respect to any breach or threatened breach by the Company of any such obligations.

         4.6 Without limiting a Purchaser's rights under Section 2.1 or 3.2 hereof, no Purchaser may participate in any underwritten distribution hereunder unless such Purchaser (a) agrees to sell such Purchaser's Registrable Securities on the basis provided in any underwriting agreements in usual and customary form entered into by the Company pursuant to Section 3.5 hereof, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Article V hereof. Without implication that the contrary would otherwise be true, it is expressly understood and agreed that no Purchaser shall be required to participate in any such underwritten distribution.

                                    ARTICLE V
                            EXPENSES OF REGISTRATION

All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Articles II and III, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, shall be borne by the Company.

                                   ARTICLE VI
                                 INDEMNIFICATION

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         6.1 To the extent permitted by law, the Company will indemnify, hold harmless and defend (a) each Purchaser who holds such Registrable Securities,
(b) each underwriter of Registrable Securities and (c) the directors, officers, partners, members, employees, agents and persons who control any Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, if any, (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries whether or not in any court, before any administrative body or by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims ") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading (the matters in the foregoing clauses (i) and (ii) being, collectively, "Violations"). The Company shall reimburse each such Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (x) shall not apply to an Indemnified Person with respect to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (z) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3.3 hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by a Purchaser pursuant to Article IX.

         6.2 In connection with any Registration Statement in which a Purchaser is participating, each such Purchaser agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement, together with its directors, officers and members, any underwriter, and any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (such an "Indemnified Party"), against any Claim to which any of them may become subject, insofar as such Claim arises out of or is based upon a Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and such Purchaser will reimburse any such Indemnified Party (promptly as such expenses are incurred and are due and payable) for any reasonable legal fee or other reasonable expenses incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that a Purchaser shall be liable under this Agreement (including this Section 6.2 and Article VII) for only that amount as does not exceed the net proceeds actually received by such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by a Purchaser pursuant to Article IX. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party was required, but failed, to utilize such corrected prospectus.

         6.3 Promptly after receipt by an Indemnified Person or Indemnified Party under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Article VI, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall diligently pursue such defense and that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest as to all or certain discrete issues between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and an Indemnified Party; and provided further, that if the Indemnified Party and any such Indemnified Person or Indemnified Party reasonably determine that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party, the indemnifying party shall not be entitled to assume control of such different or additional defense. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Purchasers holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of each Initial Purchaser which holds Registrable Securities included in such Registration Statement), if the Purchasers are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Article VI, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                                   ARTICLE VII
                                  CONTRIBUTION

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI hereof to the fullest extent permitted by law; provided, however, that (i) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (ii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                                  ARTICLE VIII
                         REPORTS UNDER THE EXCHANGE ACT

With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to so long as such Purchaser holds Preferred Stock, the Warrant or Registrable Securities :

         8.1 File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4.3 of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

         8.2 Furnish to each Purchaser promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration.

                                   ARTICLE IX
                        ASSIGNMENT OF REGISTRATION RIGHTS

         The rights of the Purchasers hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by each Purchaser to any transferee of all or any portion of the Preferred Stock if: (a) the transferee (which shall be an accredited investor as defined in Regulation D under the Securities Act) is a permitted transferee under Section XIV. K of the Certificate of Designation, (b) the transferring Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (c) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (d) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, and (e) at or before the time the Company receives the written notice contemplated by clause (c)(ii) of this sentence, the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein. The rights of a Purchaser hereunder with respect to any Registrable Securities not transferred (and not represented by Preferred Stock or the Warrant transferred) shall not be assigned by virtue of the transfer of other Registrable Securities or transferred Preferred Stock or the Warrant representing other Registrable Securities. Any such transferee who succeeds to rights hereunder shall be deemed to have a separate agreement with the Company independent of this Agreement.

                                    ARTICLE X
                        AMENDMENT OF REGISTRATION RIGHTS

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Purchasers then holding at least two thirds of the Registrable Securities. In the event of the assignment of rights hereunder pursuant to Article IX, the Company shall not take any action pursuant to such assignment rights that would adversely affect any Purchaser's rights hereunder without such Purchaser's consent.

                                   ARTICLE XI
                                  MISCELLANEOUS

         11.1 A person or entity is deemed to be a holder (or a holder in interest) of Registrable Securities whenever such person or entity owns of record such Registrable Securities (or the Preferred Stock or the Warrant which may be converted into or exercised for Registrable Securities). If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or Preferred Stock or the Warrant, as the case may be).

         11.2 Any notices herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by machine-generated confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                  If to the Company:

                           THCG, Inc.
                           650 Madison Avenue, 21st Floor
                           New York, NY 10022
                           Telecopy: (212)223-0161
                           Attention: Adi Raviv


                           with a copy to:

                           Kramer Levin Naftalis & Frankel LLP
                           919 Third Avenue
                           New York NY 10022
                           Telecopy: (212)715-8000
                           Attention: Peter S. Kolevzon, Esq.

If to any Purchaser at such address as such Purchaser shall have provided in writing to the Company, or at such other address, telecopy number or person's attention as any as each such party furnishes by notice given in accordance with this Section 11.2.

         11.3 Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         11.4 This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company and each Purchaser irrevocably consent to the jurisdiction of the federal courts located in the State of New York and the state courts of the State of New York located in the County of New York in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto further agree that service of process upon the parties hereto mailed by first class mail shall be deemed in every respect effective service of process upon each such party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         11.5 This Agreement, the Preferred Stock, the Warrant and the Securities Purchase Agreement (including all schedules and exhibits thereto and all certificates and opinions required thereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Preferred Stock, the Warrant and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

         11.6 Subject to the requirements of Article IX hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary contained herein, including, without limitation, Article IX, the rights of a Purchaser hereunder shall be assignable to and exercisable by a bona fide pledgee of the Registrable Securities, provided that the pledgee shall be bound by this Agreement.

         11.7 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         11.8 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto, by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         11.9 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         11.10 Intentionally omitted.

         11.11 In the event Purchaser shall sell or otherwise transfer any of such Purchaser's Registrable Securities as permitted under Article IX hereof, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor, subject to any filing under federal and state securities law required to effect such allocation.

         11.12  If  any  provision  of  this  Agreement   shall  be  invalid  or
unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement.

                                      * * *

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


                                       COMPANY:

                                       THCG, Inc.

                                       By:
                                       Name:
                                       Title:

INITIAL PURCHASER:

CASTLE CREEK TECHNOLOGY PARTNERS LLC

By: Castle Creek Partners, L.L.C.
Its: Investment Manager

By:
Name: Michael L. Spolan
Title:

Address:          77 W. Wacker Drive, Suite 4040
                  Chicago, Illinois 60601
                  Facsimile: (312)499-6999

Copy to:

                  Altheimer & Gray
                  10 S. Wacker Drive Ste. 4000
                  Chicago, Illinois 60606
                  Facsimile: (312)715-4800
                  Attn:    Michael H. Altman, Esq.

                                                                       EXHIBIT 1
                                                                 to Registration
                                                                Rights Agreement

                                     [Date]

[Name and address
of transfer agent]

                        RE: THCG, INC.

Ladies and Gentlemen:

         We are counsel to THCG, Inc., a Delaware corporation (the "Company"), and we understand that [Name of Purchaser] (the "Holder") has purchased from the Company an amount of the Company's Series A Preferred Stock (the "Preferred Stock") convertible into shares of the Company's common stock, $0.01 per share (the "Common Stock") and warrant to purchase the Common Stock of the Company (the "Warrant"). The Preferred Stock and Warrant was purchased by the Holder pursuant to a Securities Purchase Agreement, dated as of August 1, 2000, by and among the Company and the signatories thereto (the "Agreement"). Pursuant to a Registration Rights Agreement, dated as of August 2, 2000, by and among the Company and the signatories thereto (the "Registration Rights Agreement"), the Company agreed with the Holder, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on ____, __, 2000, the Company filed a Registration Statement on Form S-3 (File No. 333- __________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder.

         [Other customary introductory and scope of examination language to be inserted]

         Based on the foregoing, we are of the opinion that the sale of the Registrable Securities by the holders thereof in accordance with the "Plan of Distribution" described in the Registration Statement has been registered under the Securities Act.

         [Other appropriate customary language reasonably acceptable to holder to be included.]

                                               Very truly yours,

cc:  [Name of Purchaser]